EXHIBIT 99.1
Welcome to the BancorpSouth Annual Shareholders’ Meeting

Bancorpsouth

During BancorpSouth’s Annual Meeting of Shareholders on Wednesday, April 27, 2011, representatives of BancorpSouth may make certain “forward-looking statements” regarding the future results or future financial performance of BancorpSouth and that actual results could differ materially from those indicated any forward-looking statements due to a variety of factors and/or risks. Information concerning certain of these factors can be found in BancorpSouth’s annual report on form 10-K for the year ended December 31,, 2010. Also, during the meeting, certain non-GAAP financial measures may be discussed regarding BancorpSouth’s performance. If so, you can find the reconciliation of these measures to GAAP financial measures on the investor relations portion of our website at www.bancorpsouth.com.

Aubrey B. Patterson Chairman of the Board Chief Executive Officer BancorpSouth, Inc. BancorpSouth Bank

Bancorpsouth

Business of the Meeting

Business of the Meeting • Elect five directors • Ratify the appointment of KPMG • Conduct an advisory vote on compensation of our named executive officers • Conduct an advisory vote on the frequency of that advisory vote • Approve the BancorpSouth, Inc., Long-Term Equity Incentive Plan

Bancorpsouth

Election of Five Directors

W. G. “Mickey” Holliman

Warren A. Hood, Jr.

James V. Kelley

T. O. Lashlee

Alan W. Perry

James E. Campbell, III

Hassell H. Franklin

Larry G. Kirk

Guy W. Mitchell, III

R. Madison Murphy

Robert C. Nolan

W. Cal Partee, Jr.

Aubrey B. Patterson

Bancorpsouth

Ratification of Appointment of Independent Registered Accounting Firm

Bancorpsouth

Advisory Vote on Executive Compensation

Bancorpsouth

Advisory Vote on Frequency of the Advisory Vote on the Compensation of Our Named Executive Officers

Bancorpsouth

To Approve the BancorpSouth Long-Term Equity Incentive Plan

Bancorpsouth

In Memoriam

Frank A. Riley BancorpSouth, Inc. Director 1965-1998 BancorpSouth Bank Director 1964-1998 Director Emeritus 1998-2010

Bancorpsouth

James V. Kelley President Chief Operating Officer BancorpSouth, Inc. BancorpSouth Bank

Bancorpsouth

Provision for Loan Losses 2010 $204.0 million

Provision for Loan Losses 2010 $204.0 million 2009 $117.3 million

Provision for Loan Losses 2010 $204.0 million 2009 $117.3 million 2008 $56.2 million

Operating Results Twelve Months Ended December 31, 2010 2009% Change Net interest revenue $441.1 $444.9 (0.9) % Provision for credit losses 204.0 117.3 73.9 Noninterest revenue 264.1 275.2 (4.0) Noninterest expense 487.0 490.0 (0.6) Income (loss) before income taxes 14.2 112.8 (87.4) Income tax provision (benefit) (8.7) 30.1 (128.9) Net income (loss) $22.9 $82.7 (72.3) % Net income (loss) per share: diluted $0.27 $0.99 (72.7) %

Profitable for 2010 $22.9 million $0.27 per diluted share

Bancorpsouth

Pre-Tax, Pre-Provision Earnings 2010 $218.3 million

Pre-Tax, Pre-Provision Earnings 2010 $218.3 million 2009 $230.2 million

Pre-Tax, Pre-Provision Earnings 2010 $218.3 million 2009 $230.2 million 2008 $230.5 million

Bancorpsouth

Net Interest Margin A big contributor to our core earnings

Bancorpsouth

Cash Management

Cash Management Asset Management & Trust

Cash Management Asset Management & Trust Property and Casualty Insurance

Diversified Revenue Stream Net Interest Revenue Noninterest 63% Revenue 37% Mortgage lending 11% Insurance commissions 32% Card and merchant fees 14% Other Service charges 12% 27% Trust income 4% Percentages based on data for year ended December 31, 2010 52

Substantial and consistent revenue stream

Mortgage production and servicing originating $1.4 billion

Bancorpsouth

Wealth management grew $850 million to over $6.5 billion in 2010

Insurance division commissions + 1.5%

Expense control

Total assets $13.6 billion Earning assets 4.3%

Loans - 4.5%

Loans Loans Net of Unearned Income as of December 31 ($ in billions) $9.7 $9.8 $9.3 $11.0 $9.0 $7.0 $5.0 $3.0 2008 2009 2010 as of December 31, 2010 61

Bancorpsouth

Non-performing loans $394.4 million 4.23% of net loans and leases

NPLs as a Percentage of Outstanding Loans NPL as a Percent of Outstanding NPL Outstanding Consumer Mortgages $1,978 $56.3 2.85% Home Equity 543 1.1 0.20 Non-Owner Occupied & Multi-Family 1,817 74.1 4.08 Construction, Acquisition and Development 1,148 201.4 17.54 Commercial & Industrial — Non-Real Estate 1,491 16.0 1.07 Commercial & Industrial — Owner Occupied 1,332 28.0 2.10 Agricultural 252 8.4 3.33 Credit Cards 106 4.0 3.76 All Other 665 5.0 0.75 Total Loans $9,333 $394.4 4.23%

Bancorpsouth

Deposit growth

Deposits Total Deposits as of December 31 ($ in billions) $11.5 $10.7 $9.7 $11.0 +7% $9.0 $7.0 $5.0 2008 2009 2010 “Strong growth in core deposits.” as of December 31, 2010 67

Demand Deposit Growth Demand Deposits as of December 31 ($ in billions) $7.0 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 2009 2010 Demand — Non-Interest Demand — Interest 68

Strongest liquidity position in recent years

Tangible Common Equity / Tangible Assets 9.00% 7.53% 7.64% 7.63% 7.52% 8.00% 7.29% 7.23% 7.15% 7.11% 7.00% 7.00% 6.00% 5.00% 4.00% 3.00% 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10

Well capitalized

Bancorpsouth

Fundamentally strong institution

Core earnings continue to produce solid results

Positioned competitively

Bancorpsouth

Aubrey B. Patterson Chairman of the Board Chief Executive Officer BancorpSouth, Inc. BancorpSouth Bank

Bancorpsouth

Impacted conditions in our industry

Bancorpsouth

Strong capital position

Ample liquidity

Appropriate reserves

Consistently solid pre-tax and pre-provision earnings

Continued strong performance

Focused on resolving any remaining credit matters

Maintaining an appropriate level of reserves

Bancorpsouth

Q1 — 2011 Operating Results Three Months Ended Mar — 2011 Net interest revenue $109.4 Provision for credit losses 53.4 Noninterest revenue 68.3 Noninterest expense 130.0 Income (loss) before income taxes (5.7) Income tax provision (benefit) (5.2) Net income (loss) ($0.5) Net income (loss) per share: diluted ($0.01)

Well capitalized

Core operations continue to produce solid results

$ $ $ $ $30.0 40.0 50.0 60.0 70.0 Q4 — 0 8 Q1 — 0 9 Q2 — 09 Q3 - 09 Q4 — 09 Q1 — 10 Q2 — 10 Q3 — 10 Q4 Dollars in millions — 10 Pre-Tax Pre-Provision Earnings 92

Continued stability of core banking and non-interest income operations

Well-capitalized financial holding company

Tier 1 risk-based capital of 10.65%

Total risk-based capital of 11.92%

Minimum levels of 6% and 10%, respectively

“Well capitalized”

Commitment to a solid capital base

Company’s capitalization is 100% common stock

Bancorpsouth

Alabama Gulf Coast

West Louisiana

East Texas

Bancorpsouth

Good mix of urban/growth markets with more mature/legacy markets Deposits 7% 7% 16% AL TX AR 12% TN LA 9% MO 3% MS 46%

Stable source of funding

Loan growth opportunities

Strong regional footprint from which to grow

Opening new locations Huntsville, Alabama Hot Springs, Arkansas

Branch optimization project

Bancorpsouth

Our deposit growth demand deposits

Our deposit growth interest-bearing demand deposit accounts

Our deposit growth focus on relationship-building

Generating our deposits in granular fashion

Always seeking to grow multiple relationships

Net Interest Margin 4.00% 3.75% 3.59% 3.50% 3.26% 3.25% 3.00% 2.75% Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 BXS SNL Bank Peer Data from SNL Financial as of 4/26/2011 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 11 9

Non-interest revenue businesses diversify sources of revenue and contribute substantially to profitability

Bancorpsouth

Wealth management advisory area Retirement planning

Wealth management advisory area Retirement planning Asset management

Wealth management advisory area Retirement planning Asset management Trust and brokerage services

Bancorpsouth

Over 30% of our mortgage clients are also commercial bank clients

Prospects for cross-selling

Continuing to grow this line of business

Adding 14 mortgage originators in our Alabama Region

Nation’s 25th largest insurance agency / brokerage operation Insurance ranking from Business Insurance Magazine as of December 31, 2009

Accounted for over 31% of 2010 non-interest revenue

Non-interest expense will continue to be watched

Bancorpsouth

Restructuring of deposit products and services

Bancorpsouth

Pursue strategic opportunities for profitable expansion

Focused on developing new products

Enhancing existing product and service lines

Strengthening relationships with new and existing clients

Pursuing market expansion where it adds meaningful opportunities

135-year history

Right Where You are

Welcome to the BancorpSouth Annual Shareholders' Meeting


BancorpSouth
2010 ANNUAL REPORT
Right Where You Are.

BancorpSouth®

During BancorpSouth’s Annual Meeting of Shareholders on Wednesday, April 27, 2011, representatives of BancorpSouth may make certain “forward-looking statements” regarding the future results or future financial performance of BancorpSouth and that actual results could differ materially from those indicated any forward-looking statements due to a variety of factors and/or risks.

Information concerning certain of these factors can be found in BancorpSouth’s annual report on form 10-K for the year ended December 31, 2010.

Also, during the meeting, certain non-GAAP financial measures may be discussed regarding BancorpSouth’s performance. If so, you can find the reconciliation of these measures to GAAP financial measures on the investor relations portion of our website at www.bancorpsouth.com.

Aubrey B. Patterson

Chairman of the Board

Chief Executive Officer

BancorpSouth, Inc.

BancorpSouth Bank

BancorpSouth®

Business of the Meeting

Business of the Meeting

- Elect five directors
- Ratify the appointment of KPMG
- Conduct an advisory vote on compensation of our named executive officers
- Conduct an advisory vote on the frequency of that advisory vote
- Approve the BancorpSouth, Inc., Long-Term Equity Incentive Plan

BancorpSouth®

Election of Five Directors

W. G. “Mickey” Holliman



Warren A. Hood, Jr.



James V. Kelley



T. O. Lashlee



Alan W. Perry



James E. Campbell, III



Hassell H. Franklin



Larry G. Kirk



Guy W. Mitchell, III



R. Madison Murphy



Robert C. Nolan



W. Cal Partee, Jr.



Aubrey B. Patterson



BancorpSouth®

Ratification of Appointment of Independent Registered Accounting Firm

BancorpSouth®

Advisory Vote on Executive Compensation

BancorpSouth®

Advisory Vote on Frequency of the Advisory Vote on the Compensation of Our Named Executive Officers

BancorpSouth®

To Approve the BancorpSouth Long-Term Equity Incentive Plan

BancorpSouth®

In Memoriam

Frank A. Riley



BancorpSouth, Inc.
Director 1965-1998

BancorpSouth Bank
Director 1964-1998

Director Emeritus
1998-2010

BancorpSouth®

James V. Kelley

President
Chief Operating Officer
BancorpSouth, Inc.
BancorpSouth Bank

BancorpSouth®

Provision for Loan Losses

2010	$204.0 million

Provision for Loan Losses

2010	$204.0 million
2009	$117.3 million

Provision for Loan Losses

2010	$204.0 million
2009	$117.3 million
2008	$56.2 million

Operating Results

	Twelve Months Ended December 31,		
	2010	2009	% Change
Net interest revenue	$441.1	$444.9	(0.9) %
Provision for credit losses	204.0	117.3	73.9
Noninterest revenue	264.1	275.2	(4.0)
Noninterest expense	487.0	490.0	(0.6)
Income (loss) before income taxes	14.2	112.8	(87.4)
Income tax provision (benefit)	(8.7)	30.1	(128.9)
Net income (loss)	$22.9	$82.7	(72.3) %
Net income (loss) per share: diluted	$0.27	$0.99	(72.7) %

Profitable for 2010
$22.9 million
$0.27 per diluted share

BancorpSouth®

Pre-Tax, Pre-Provision Earnings

2010	$218.3 million

Pre-Tax, Pre-Provision Earnings

2010	$218.3 million
2009	$230.2 million

Pre-Tax, Pre-Provision Earnings

2010	$218.3 million
2009	$230.2 million
2008	$230.5 million

BancorpSouth®

Net Interest Margin

A big contributor to our core earnings

BancorpSouth®

Cash Management

Cash Management
Asset Management & Trust

Cash Management
Asset Management & Trust
Property and Casualty Insurance

Diversified Revenue Stream


Net Interest Revenue 63%
Noninterest Revenue 37%
Mortgage lending 11%
Insurance commissions 32%
Card and merchant fees 14%
Other 12%
Service charges 27%
Trust income 4%

BancorpSouth
Right Where You Are

Percentages based on data for year ended December 31, 2010

Substantial and consistent revenue stream

Mortgage production and servicing originating $1.4 billion

BancorpSouth®

Wealth management grew
$850 million to over
$6.5 billion in 2010

Insurance division commissions

+ 1.5%

Expense control

Total assets
$13.6 billion

Earning assets
4.3%

Loans

- 4.5%

Loans


Loans Net of Unearned Income
as of December 31
($ in billions)
$9.7
$9.8
$9.3
$11.0
$9.0
$7.0
$5.0
$3.0
2008
2009
2010

BancorpSouth
Right Where You Are

BancorpSouth®

Non-performing loans

$394.4 million

4.23% of net loans and leases

NPLs as a Percentage of Outstanding Loans

	Outstanding	NPL	NPL as a Percent of Outstanding
Consumer Mortgages	$1,978	$56.3	2.85%
Home Equity	543	1.1	0.20
Non-Owner Occupied & Multi-Family	1,817	74.1	4.08
Construction, Acquisition and Development	1,148	201.4	17.54
Commercial & Industrial - Non-Real Estate	1,491	16.0	1.07
Commercial & Industrial - Owner Occupied	1,332	28.0	2.10
Agricultural	252	8.4	3.33
Credit Cards	106	4.0	3.76
All Other	665	5.0	0.75
Total Loans	**$9,333**	**$394.4**	**4.23%**

BancorpSouth®

Deposit growth

Deposits


Total Deposits
as of December 31
($ in billions)
$11.5
$10.7
$9.7
+7%
$11.0
$9.0
$7.0
$5.0
2008
2009
2010

"Strong growth in core deposits."

Demand Deposit Growth



Demand Deposits
as of December 31
($ in billions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
+12% Growth in DDAs
2009
2010
Demand - Non-Interest
Demand - Interest

BancorpSouth
Right Where You Are

Strongest liquidity position in recent years

Tangible Common Equity / Tangible Assets


9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
7.15%
7.29%
7.53%
7.64%
7.63%
7.52%
7.23%
7.11%
7.00%
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
BXS

Well capitalized

BancorpSouth®

Fundamentally strong institution

Core earnings continue to produce solid results

Positioned competitively

BancorpSouth®

Aubrey B. Patterson

Chairman of the Board
Chief Executive Officer
BancorpSouth, Inc.
BancorpSouth Bank

BancorpSouth®

Impacted conditions in our industry

BancorpSouth®

Strong capital position

Ample liquidity

Appropriate reserves

Consistently solid pre-tax and pre-provision earnings

Continued strong performance

Focused on resolving any remaining credit matters

Maintaining an appropriate level of reserves

BancorpSouth®

Q1 – 2011 Operating Results

	Three Months Ended Mar - 2011
Net interest revenue	$109.4
Provision for credit losses	53.4
Noninterest revenue	68.3
Noninterest expense	130.0
Income (loss) before income taxes	(5.7)
Income tax provision (benefit)	(5.2)
Net income (loss)	($0.5)
Net income (loss) per share: diluted	($0.01)

Well capitalized

Core operations continue to produce solid results

Pre-Tax Pre-Provision Earnings


$70.0
$60.0
$50.0
$40.0
$30.0
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10

BancorpSouth
Right Where You Are

Dollars in millions

Continued stability of core banking and non-interest income operations

Well-capitalized financial holding company

Tier 1 risk-based capital of 10.65%

Total risk-based capital of 11.92%

Minimum levels of 6% and 10%, respectively

“Well capitalized”

Commitment to a solid capital base

Company’s capitalization is 100% common stock

BancorpSouth®

Alabama Gulf Coast

West Louisiana

East Texas

BancorpSouth®



Illinois
Missouri
Springfield
Arkansas
Little Rock
El Dorado
Tennessee
Mississippi
Alabama
Louisiana
Alexandria
Texas
Lake Charles
Florida
BancorpSouth Bank cities and communities
BancorpSouth Insurance offices

Good mix of urban/growth markets with more mature/legacy markets


Deposits
7%
AL
7%
TX
16%
AR
12%
TN
LA
9%
MO
3%
MS
46%

Stable source of funding

Loan growth opportunities

Strong regional footprint from which to grow

Opening new locations

Huntsville, Alabama
Hot Springs, Arkansas

Branch optimization project

BancorpSouth®

Our deposit growth

demand deposits

Our deposit growth

interest-bearing demand deposit accounts

Our deposit growth

focus on relationship-building

Generating our deposits in granular fashion

Always seeking to grow multiple relationships

Net Interest Margin



4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
3.59%
3.26%
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
BXS
SNL Bank

Peer Data from SNL Financial as of 4/26/2011

The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Non-interest revenue businesses diversify sources of revenue and contribute substantially to profitability

BancorpSouth®

Wealth management advisory area

Retirement planning

Wealth management advisory area

Retirement planning
Asset management

Wealth management advisory area

Retirement planning
Asset management
Trust and brokerage services

BancorpSouth®

Over 30% of our mortgage clients are also commercial bank clients

Prospects for cross-selling

Continuing to grow this line of business

Adding 14 mortgage originators in our Alabama Region

Nation's 25th largest insurance agency / brokerage operation

Insurance ranking from Business Insurance Magazine as of December 31, 2009

Accounted for over 31% of 2010 non-interest revenue

Non-interest expense will continue to be watched

BancorpSouth®

Restructuring of deposit products and services

BancorpSouth®

Pursue strategic opportunities for profitable expansion

Focused on developing new products

Enhancing existing product and service lines

Strengthening relationships with new and existing clients

Pursuing market expansion where it adds meaningful opportunities

135-year history


BancorpSouth
ANNUAL REPORT
Right Where You Are.